Encore Capital Group, Inc. Q1 2021 EARNINGS CALL

2 CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words ion thereof, or similar eaning of the Private Securities Litigation Reform Act of 1995 (the are not limited to, statements regarding our future operating results, earnings per share, growth, run rates and impacts of COVI he Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent reports on Form 10-K and Form 10-Q, as they may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

Q1 2021 HIGHLIGHTS 3 Encore delivered strong operational and financial performance in Q1 Portfolio purchases were $170M at a purchase price multiple of 2.4x Q1 share repurchases of $20M and authorization increased to $300M multi-year program

4 OUR BUSINESS AND OUR STRATEGY Our StrategyOur Business Purchase NPL portfolios at attractive cash returns Focus on the consumer and ensure the highest level of compliance Meet or exceed collection expectations Maintain efficient cost structure Minimize cost of funding Market Focus Competitive Advantage Balance Sheet Strength

5 MARKET FOCUS: Q1 FOR MCM CHARACTERIZED BY VERY STRONG COLLECTIONS RESULTING IN INCREASED OPERATING LEVERAGE Record collections of $436M grew 16% compared to Q1 2020 Call Center & Digital collections grew 25% compared to Q1 2020 Collections effectiveness and scalability enabled significant reduction in cost to collect Portfolio purchases of $92M in the U.S. were lower compared to Q1 2020 and purchase price multiple was 2.5x We are well-prepared to fully implement long-awaited CFPB industry rules, which are now expected to become effective in early 2022 MCM (U.S.) Business MCM Collections by Channel and CTC 39.6% 39.5% 34.5% 0 250 500 Q1 2019 Q1 2020 Q1 2021 Call Center & Digital Legal Collections Collection Agencies Cost to Collect $436M $375M $330M 56% 57% 62% 43% 42% 38%

6 MARKET FOCUS: Q1 FOR CABOT CHARACTERIZED BY IMPROVED COLLECTIONS Collections of $163M grew 13% compared to Q1 2020 and were 108% of Dec 31, 2020 ERC forecast1 normalize from COVID-related volatility Portfolio purchases of $78M in Europe were higher compared to Q1 2020, with prices generally returning to pre-COVID levels attractive returns Cabot (Europe) Business Cabot Collections and CTC 27.6% 29.9% 29.4% 0 Q1 2019 Q1 2020 Q1 2021 Collections Cost to Collect $163M $144M $161M 1) Includes collections only related to portfolios purchased prior to January 1, 2021.

COMPETITIVE ADVANTAGE: CONTINUED STRONG CASH GENERATION 7 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 FY 2018 FY 2019 FY 2020 LTM Q1 2021 Adjusted EBITDA Collections applied to principal balance 1) Cash Generation defined as Adjusted EBITDA + collections applied to principal balance. 2) See appendix for reconciliation of Adjusted EBITDA to GAAP net income. Adjusted EBITDA + Collections applied to principal balance ($M) Our cash generation is driven by our operational efficiency and portfolio resiliency up 12% vs LTM Q1 2020 LTM Q1 2021 Cash Generation1 2

8 COMPETITIVE ADVANTAGE: WE EXPECT TO DELIVER STRONG RETURNS THROUGH THE CREDIT CYCLE 1) See appendix for calculation of Pre-Tax ROIC (Return on Invested Capital) ROIC is an important measure of our overall performance Pre-Tax Return on Invested Capital1 10.1% 10.8% 12.5% 15.8% FY 2018 FY 2019 FY 2020 LTM Q1 2021

9 BALANCE SHEET STRENGTH: STRONG CASH GENERATION IN Q1 DROVE A FURTHER REDUCTION IN OUR LEVERAGE RATIO Leverage 1) Leverage Ratio defined as Net Debt / (Adjusted EBITDA + collections applied to principal balance). See appendix for reconciliation of Net Debt to GAAP Borrowings and Adjusted EBITDA to GAAP net income. 4.3x 3.4x 2.7x 2.5x 2.8x 2.7x 2.4x 2.1x 0 1 2 3 4 5 6 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Debt/Equity Leverage Ratio 1

10 Detailed Financial Discussion

Q1 2021 KEY FINANCIAL MEASURES 11 1) 180-month Estimated Remaining Collections 2) Attributable to Encore 3) See appendix for calculation of LTM Pre-Tax ROIC (Return on Invested Capital) 4) Leverage Ratio defined as Net Debt / (Adjusted EBITDA + collections applied to principal balance) Q1 2021 vs. Q1 2020 Collections $606M +15% Revenues $417M +44% Portfolio Purchases $170M -21% ERC1 $8.31B -2% GAAP Net Income2 $95M +$105M GAAP EPS $2.97 +$3.30 LTM Pre-Tax ROIC3 15.8% +640 bps Leverage Ratio4 2.1x -0.5x

12 COLLECTIONS OF $606M WERE UP 15% COMPARED TO Q1 LAST YEAR Collections by Geographic Location 0 100 200 300 400 500 600 2 0 1 9 2 0 2 0 2 0 1 9 2 0 2 0 2 0 1 9 2 0 2 0 2 0 2 0 2 0 2 1 Q2 Q3 Q4 Q1 United States Europe Other 537 606 515 499 499 527508 540 $M Year-to-date global collections1 through the first quarter of 2021 were at 117% of our 12/31/2020 ERC forecast 1) Includes collections only related to portfolios purchased prior to 12/31/2020. U.S. collections were at 121% and Europe collections were at 108% of our 12/31/2020 ERC forecast, respectively.

Q1 REVENUES OF $417M REFLECT OUR FOCUS ON THE U.S. AND EUROPE Revenues by Geographic Location 13 0 50 100 150 200 250 300 350 400 450 2 0 1 9 2 0 2 0 2 0 1 9 2 0 2 0 2 0 1 9 2 0 2 0 2 0 2 0 2 0 2 1 Q2 Q3 Q4 Q1 United States Europe Other $M 289 347 356 348 417426 404 383

14 ERC OF $8.3B WAS DOWN 2% COMPARED TO Q1 LAST YEAR Total Estimated Remaining Collections1 0 2,000 4,000 6,000 8,000 Q1 2019 Q1 2020 Q1 2021 United States Europe Other Geographies REO 7,336 8,459 8,309 $M 1) Q1 2019 ERC of $7,276M as reported did not include $60M of E

312 410 413 487 150 173 100 521 482 29 189 523 550 993 413 487 2021 2022 2023 2024 2025 2026 2027 2028 WE HAVE A DIVERSIFIED GLOBAL FUNDING STRUCTURE 15 Debt Maturity Profile at March 31, 2021 ($M) Note: At 03/31/2021, LTV Ratio (loan-to-value) = 38.8% (72.5% covenant), FCCR (Fixed Charge Coverage Ratio) = 8.4x (2.0x covenant). Each as calculated under our Senior Secured Note indentures. We repaid $161M of March 2021 convertible notes using existing liquidity Bonds, 51% Revolving Credit Facility, 16% Securitisation Facility, 15% Convertible Notes, 13% Private Placement Notes, 4% As of March 31, 2021, available senior facility was $530M, in addition to cash and cash equivalents of $162M1 1) Excludes cash held for clients of $23M.

OUR FINANCIAL PRIORITIES 16 Preserve financial flexibility Target leverage1 between 2.0x and 3.0x Maintain a strong BB debt rating Deliver strong ROIC through the credit cycle Balance Sheet Objectives Portfolio purchases at attractive returns Strategic M&A Share repurchases Capital Allocation Priorities 1) Leverage defined as Net Debt / (Adjusted EBITDA + collections applied to principal balance)

17 Appendix

KEY FINANCIAL MEASURES BY YEAR 18 2018 2019 2020 Collections $1.97B $2.03B $2.11B Revenues $1.36B $1.40B $1.50B Portfolio Purchases $1.13B $1.00B $0.66B ERC1 $7.22B $7.83B $8.53B GAAP Net Income2 $116M $168M $212M GAAP EPS $4.06 $5.33 $6.68 Pre-tax ROIC3 10.1% 10.8% 12.5% GAAP ROAE4 16.6% 18.2% 18.9% Leverage Ratio5 2.8x 2.7x 2.4x 1) 180-month Estimated Remaining Collections 2) Attributable to Encore 3) See appendix for calculation of Pre-Tax ROIC (Return on Invested Capital) 4) GAAP ROAE (Return on Average Equity) defined as 5) Leverage ratio defined as Net debt / (Adjusted EBITDA + collections applied to principal balance).

KEY FINANCIAL MEASURES BY QUARTER 19 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Collections $527M $508M $540M $537M $606M Revenues $289M $426M $404M $383M $417M Portfolio Purchases $214M $148M $170M $128M $170M ERC1 $8.46B $8.38B $8.46B $8.53B $8.31B GAAP Net Income2 ($10M) $130M $55M $37M $95M GAAP EPS ($0.33) $4.13 $1.72 $1.17 $2.97 LTM Pre-tax ROIC3 9.4% 11.9% 12.7% 12.5% 15.8% LTM GAAP ROAE4 12.2% 20.8% 21.3% 18.9% 29.1% Leverage Ratio5 2.6x 2.4x 2.4x 2.4x 2.1x 1) 180-month Estimated Remaining Collections 2) Attributable to Encore 3) See appendix for calculation of LTM Pre-Tax ROIC (Return on Invested Capital) 4) LTM GAAP ROAE (Return on Average Equity) defined as 5) Leverage ratio defined as Net debt / (Adjusted EBITDA + collections applied to principal balance).

20 LEVERAGE RATIOS at 03/31/18 at 06/30/18 at 09/30/18 at 12/31/18 Debt / Equity 5.9x 5.7x 4.6x 4.3x Net Debt / (LTM Adjusted EBITDA + LTM Collections applied to principal balance)1 3.2x 3.0x 2.9x 2.8x 1) See appendix for reconciliation of Adjusted EBITDA to GAAP net income and for reconciliation of Net Debt to GAAP Borrowings. at 03/31/19 at 06/30/19 at 09/30/19 at 12/31/19 Debt / Equity 4.1x 3.9x 3.7x 3.4x Net Debt / (LTM Adjusted EBITDA + LTM Collections applied to principal balance)1 2.8x 2.7x 2.7x 2.7x at 03/31/20 at 06/30/20 at 09/30/20 at 12/31/20 Debt / Equity 3.8x 3.2x 2.9x 2.7x Net Debt / (LTM Adjusted EBITDA + LTM Collections applied to principal balance)1 2.6x 2.4x 2.4x 2.4x at 03/31/21 Debt / Equity 2.5x Net Debt / (LTM Adjusted EBITDA + LTM Collections applied to principal balance)1 2.1x

21 NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. Generally Accepted Accounting Principl information concerning Adjusted EBITDA because management utilizes this information in the evaluation of its operations and believes that this measure is a usef generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Pre-Tax ROIC as management uses this measure to monitor and evaluate operating performance relative to our invested capital and because the Company believes it is a useful measure for investors to evaluate effective use of capital. The Company has included impacts from foreign currency exchange rates to facilitate a comparison of operating metrics that are unburdened by variations in foreign currency exchange rates over time. Adjusted EBITDA, Adjusted Operating Expenses, Adjusted Income from Operations (used in Pre-Tax ROIC) and impacts from foreign currency exchange rates have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, income from operations, and total operating expenses as indicators of rmance. Further, these non- GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

# RECONCILIATION OF ADJUSTED EBITDA TO GAAP NET INCOME

(Unaudited, in $ thousands) Twelve Months Ended

| | 12/31/2020 | 12/31/2019 | 12/31/2018 |
|---|---|---|---|
| **GAAP net income, as reported** | **$ 212,524** | **$ 168,909** | **$ 109,736** |
| Interest expense | 209,356 | 217,771 | 237,355 |
| Loss on extinguishment of debt | 40,951 | 8,989 | 2,693 |
| Interest income | (2,397) | (3,693) | (3,345) |
| Provision for income taxes | 70,374 | 32,333 | 46,752 |
| Depreciation and amortization | 42,780 | 41,029 | 41,228 |
| CFPB settlement fees[1] | 15,009 | --- | --- |
| Stock-based compensation expense | 16,560 | 12,557 | 12,980 |
| Acquisition, integration and restructuring related expenses[2] | 4,962 | 7,049 | 7,523 |
| Loss on sale of Baycorp[3] | --- | 12,489 | --- |
| Goodwill impairment[3] | --- | 10,718 | --- |
| Net gain on fair value adjustments to contingent considerations[4] | --- | (2,300) | (5,664) |
| Loss on derivative in connection with Cabot Transaction[5] | --- | --- | 9,315 |
| Expenses related to withdrawn Cabot IPO[6] | --- | --- | 2,984 |
| **Adjusted EBITDA** | **$ 610,119** | **$ 505,851** | **$ 461,557** |
| Collections applied to principal balance[7] | $ 740,350 | $ 765,748 | $ 759,014 |

1) Amount represents a charge resulting from the Stipulated Judgment with the CFPB. We have adjusted for this amount because we believe it is not indicative of ongoing operations; therefore, adjusting for it enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) The sale of Baycorp resulted in a goodwill impairment charge of $10.7 million and a loss on sale of $12.5 million during the year ended December 31, 2019. We believe the goodwill impairment charge and the loss on sale are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
5) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore, adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents expenses related to the proposed and later withdrawn initial public offering by Cabot. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
7) For periods prior to January 1, 2020, amount represents (a) gross collections from receivable portfolios less the sum of (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios. For periods subsequent to January 1, 2020 amount represents (a) gross collections from receivable portfolios less the sum of (b) revenue from receivable portfolios and (c) changes in expected recoveries. For consistency with the Company debt covenant reporting, for periods subsequent to June 30, 2020, the collections applied to principal balance also includes proceeds applied to basis from sales of REO assets and related activities; prior period amounts have not been adjusted to reflect this change as such amounts were immaterial.

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# RECONCILIATION OF ADJUSTED EBITDA TO GAAP NET INCOME

(Unaudited, in $ thousands) Three Months Ended

| | 06/30/19 | 09/30/19 | 12/31/19 | 03/31/20 | 06/30/20 | 09/30/20 | 12/31/20 | 03/31/21 |
|---|---|---|---|---|---|---|---|---|
| **GAAP net income (loss), as reported** | **$ 36,822** | **$ 39,413** | **$ 43,232** | **$ (10,579)** | **$ 130,784** | **$ 55,107** | **$ 37,212** | **$ 94,765** |
| Interest expense | 54,924 | 54,365 | 53,515 | 54,662 | 50,327 | 52,974 | 51,393 | 46,526 |
| Loss on extinguishment of debt | 8,989 | - | - | - | - | 14,988 | 25,963 | - |
| Interest income | (1,238) | (590) | (843) | (1,000) | (559) | (394) | (444) | (474) |
| Provision for income taxes | 11,753 | 3,021 | 13,886 | 4,558 | 35,570 | 19,747 | 10,499 | 26,968 |
| Depreciation and amortization | 9,741 | 10,000 | 11,293 | 10,285 | 10,542 | 10,609 | 11,344 | 11,512 |
| Stock-based compensation expense | 3,581 | 4,005 | 3,145 | 4,527 | 4,778 | 3,884 | 3,371 | 3,405 |
| Acquisition, integration and restructuring related expenses[1] | 1,318 | 3,819 | 704 | 187 | 4,776 | (23) | 22 | - |
| Loss on Baycorp Transaction[2] | - | 12,489 | - | - | - | - | - | - |
| Goodwill impairment[2] | - | 10,718 | - | - | - | - | - | - |
| Settlement fees and related administrative expenses[3] | - | - | - | - | - | 15,009 | - | - |
| Net gain on fair value adjustments to contingent consideration[4] | (2,199) | (101) | - | - | - | - | - | - |
| **Adjusted EBITDA** | **$ 123,691** | **$ 137,139** | **$ 124,932** | **$ 62,640** | **$ 236,218** | **$ 171,901** | **$ 139,360** | **$ 182,702** |
| Collections applied to principal balance[5] | $ 200,323 | $ 174,663 | $ 189,434 | $ 268,575 | $ 106,921 | $ 172,406 | $ 192,448 | $ 229,510 |

1) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) The Baycorp Transaction resulted in a goodwill impairment charge of $10.7 million and a loss on sale of $12.5 million during the three and nine months ended September 30, 2019. We believe the goodwill impairment charge and the loss on sale are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents a charge resulting from the Stipulated Judgment with the CFPB. We have adjusted for these amounts because we believe they are not indicative of ongoing operations; therefore, adjusting for them enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
5) For periods prior to January 1, 2020, amount represents (a) (1) gross collections from receivable portfolios less the sum of (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios. For periods subsequent to January 1, 2020 amount represents (a) gross collections from receivable portfolios less the sum of (b) revenue from receivable portfolios and (c) changes in expected recoveries. For consistency with the Company debt covenant reporting, for periods subsequent to June 30, 2020, the collections applied to principal balance also includes proceeds applied to basis from sales of REO assets and related activities; prior period amounts have not been adjusted to reflect this change as such amounts were immaterial.

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# CALCULATION OF ROIC
# RECONCILIATION OF ADJUSTED INCOME FROM OPERATIONS

(in $ thousands)

| | LTM 12/31/2020 | LTM 12/31/2019 | LTM 12/31/2018 |
|---|---|---|---|
| **Numerator** | | | |
| **GAAP Income from operations** | **$ 533,562** | **$ 446,345** | **$ 405,300** |
| Adjustments:[1] | | | |
| CFPB settlement fees[2] | 15,009 | --- | --- |
| Acquisition, integration and restructuring related expenses[3] | 154 | 7,049 | 9,041 |
| Amortization of certain acquired intangible assets[4] | 7,010 | 7,017 | 8,337 |
| Goodwill impairment[5] | --- | 10,718 | --- |
| Net gain on fair value adjustments to contingent considerations[6] | --- | (2,300) | (5,664) |
| Expenses related to withdrawn Cabot IPO[7] | --- | --- | 2,984 |
| Adjusted income from operations | $ 555,735 | $ 468,829 | $ 419,998 |
| | | | |
| **Denominator** | | | |
| Average net debt | $ 3,311,835 | $ 3,429,624 | $ 3,388,336 |
| Average equity | 1,122,741 | 922,547 | 695,811 |
| Average redeemable noncontrolling interest | --- | --- | 75,989 |
| Total invested capital | $ 4,434,576 | $ 4,352,171 | $ 4,160,136 |
| | | | |
| **LTM Pre-tax ROIC** | **12.5%** | **10.8%** | **10.1%** |

1) Adjustments below are to adjust GAAP income from operations and accordingly do not include any amounts related to other income and expense.
2) Amount represents a charge resulting from the Stipulated Judgment with the CFPB. We have adjusted for this amount because we believe it is not indicative of ongoing operations; therefore, adjusting for it enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) We have acquired intangible assets, such as trade names and customer relationships, as a result of our acquisition of debt solution service providers. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period.
5) The sale of Baycorp resulted in a goodwill impairment charge during the year ended December 31, 2019. We believe the goodwill impairment charge is not indicative of ongoing operations, therefore adjusting for this expense enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
7) Amount represents expenses related to the proposed and later withdrawn initial public offering by Cabot. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

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# CALCULATION OF ROIC
# RECONCILIATION OF ADJUSTED INCOME FROM OPERATIONS

(in $ thousands)

| | LTM Q1 2020 | LTM Q2 2020 | LTM Q3 2020 | LTM Q4 2020 | LTM Q1 2021 |
|---|---|---|---|---|---|
| **Numerator** | | | | | |
| **GAAP Income from operations** | **$ 382,489** | **$ 488,449** | **$ 522,559** | **$ 533,562** | **$ 654,675** |
| Adjustments:[1] | | | | | |
| CFPB settlement fees[2] | --- | --- | 15,009 | 15,009 | 15,009 |
| Acquisition, integration and restructuring related expenses[3] | 6,028 | 4,678 | 836 | 154 | (33) |
| Amortization of certain acquired intangible assets[4] | 6,783 | 6,737 | 6,866 | 7,010 | 7,232 |
| Goodwill impairment[5] | 10,718 | 10,718 | --- | --- | --- |
| Net gain on fair value adjustments to contingent considerations[6] | (2,300) | (101) | --- | --- | --- |
| Adjusted income from operations | $ 403,718 | $ 510,481 | $ 545,270 | $ 555,735 | $ 676,883 |
| **Denominator** | | | | | |
| Average net debt | $ 3,417,019 | $ 3,301,314 | $3,274,693 | $ 3,311,835 | $ 3,181,033 |
| Average equity | 890,184 | 972,672 | 1,025,626 | 1,122,741 | 1,092,298 |
| Total invested capital | $ 4,307,203 | $ 4,273,986 | $ 4,300,319 | $ 4,434,576 | $ 4,273,331 |
| **LTM Pre-tax ROIC** | **9.4%** | **11.9%** | **12.7%** | **12.5%** | **15.8%** |

1) Adjustments below are to adjust GAAP income from operations and accordingly do not include any amounts related to other income and expense.
2) Amount represents a charge resulting from the Stipulated Judgment with the CFPB. We have adjusted for this amount because we believe it is not indicative of ongoing operations; therefore, adjusting for it enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) We have acquired intangible assets, such as trade names and customer relationships, as a result of our acquisition of debt solution service providers. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period.
5) The sale of Baycorp resulted in a goodwill impairment charge during the year ended December 31, 2019. We believe the goodwill impairment charge is not indicative of ongoing operations, therefore adjusting for this expense enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.

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# CALCULATION OF ROIC
# RECONCILIATION OF ADJUSTED INCOME FROM OPERATIONS

(in $ thousands) Three Months Ending

| | Q2 2019 | Q3 2019 | Q4 2019 | Q1 2020 | Q2 2020 | Q3 2020 | Q4 2020 | Q1 2021 |
|---|---|---|---|---|---|---|---|---|
| **Numerator** | | | | | | | | |
| **GAAP Income from operations** | **$ 113,732** | **$ 108,345** | **$ 113,210** | **$47,202** | **$ 219,692** | **$ 142,455** | **$ 124,213** | **$ 168,314** |
| Adjustments:[1] | | | | | | | | |
| CFPB settlement fees[2] | --- | --- | --- | --- | --- | 15,009 | --- | --- |
| Acquisition, integration and restructuring related expenses[3] | 1,318 | 3,819 | 704 | 187 | (32) | (23) | 22 | --- |
| Amortization of certain acquired intangible assets[4] | 1,837 | 1,644 | 1,659 | 1,643 | 1,791 | 1,773 | 1,803 | 1,865 |
| Goodwill impairment[5] | --- | 10,718 | --- | --- | --- | --- | --- | --- |
| Net gain on fair value adjustments to contingent considerations[6] | (2,199) | (101) | --- | --- | --- | --- | --- | --- |
| Adjusted income from operations | $ 114,688 | $ 124,425 | $ 115,573 | $ 49,032 | $ 221,451 | $ 159,214 | $ 126,038 | $ 170,179 |
| LTM Adjusted income from operations | $ 449,881 | $ 464,837 | $ 468,829 | $ 403,718 | $ 510,481 | $545,270 | $ 555,735 | $ 676,883 |

1) We believe these amounts are not indicative of ongoing operations; therefore, adjusting for them enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) Amount represents a charge resulting from the Stipulated Judgment with the CFPB. We have adjusted for this amount because we believe it is not indicative of ongoing operations; therefore, adjusting for it enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) We have acquired intangible assets, such as trade names and customer relationships, as a result of our acquisition of debt solution service providers. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period.
5) The sale of Baycorp resulted in a goodwill impairment charge during the year ended December 31, 2019. We believe the goodwill impairment charge is not indicative of ongoing operations, therefore adjusting for this expense enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.

encore CAPITAL GROUP

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# RECONCILIATION OF NET DEBT

(Unaudited, in $ millions) Three Months Ended

| | 03/31/21 |
|---|---|
| **GAAP Borrowings, as reported** | **$ 3,152** |
| Debt issuance costs and debt discounts | 68 |
| Cash & cash equivalents | (185) |
| Client cash[1] | 23 |
| **Net Debt** | **$ 3,058** |

| | 03/31/20 | 06/30/20 | 09/30/20 | 12/31/20 |
|---|---|---|---|---|
| **GAAP Borrowings, as reported** | **$ 3,404** | **$ 3,354** | **$3,252** | **$ 3,282** |
| Debt issuance costs and debt discounts | 69 | 63 | 107 | 92 |
| Cash & cash equivalents | (188) | (294) | (170) | (189) |
| Client cash[1] | 19 | 21 | 20 | 20 |
| **Net Debt** | **$ 3,304** | **$ 3,144** | **$ 3,209** | **$ 3,205** |

| | 03/31/19 | 06/30/19 | 09/30/19 | 12/31/19 |
|---|---|---|---|---|
| **GAAP Borrowings, as reported** | **$ 3,593** | **$ 3,530** | **$ 3,429** | **$ 3,513** |
| Debt issuance costs and debt discounts | 79 | 73 | 75 | 73 |
| Cash & cash equivalents | (167) | (169) | (187) | (192) |
| Client cash[1] | 25 | 24 | 22 | 25 |
| **Net Debt** | **$ 3,530** | **$ 3,459** | **$ 3,340** | **$ 3,419** |

| | 03/31/18 | 06/30/18 | 09/30/18 | 12/31/18 |
|---|---|---|---|---|
| **GAAP Borrowings, as reported** | **$ 3,607** | **$ 3,530** | **$ 3,561** | **$ 3,491** |
| Debt issuance costs and debt discounts | 77 | 70 | 89 | 85 |
| Cash & cash equivalents | (217) | (182) | (205) | (157) |
| Client cash[1] | 26 | 23 | 26 | 22 |
| **Net Debt** | **$ 3,493** | **$ 3,442** | **$ 3,472** | **$ 3,440** |

1) Client cash is cash that was collected on behalf of, and remains payable to, third party clients.

encore CAPITAL GROUP

27

# RECONCILIATION OF ADJUSTED OPERATING EXPENSES RELATED TO PORTFOLIO PURCHASING AND RECOVERY BUSINESS

(Unaudited, in $ thousands) Three Months Ended

| | 06/30/19 | 09/30/19 | 12/31/19 | 03/31/20 | 06/30/20 | 09/30/20 | 12/31/20 | 03/31/21 |
|---|---|---|---|---|---|---|---|---|
| **GAAP total operating expenses, as reported** | **$ 233,142** | **$ 247,591** | **$ 234,584** | **$ 241,879** | **$ 206,341** | **$ 261,221** | **$ 258,397** | **$ 248,523** |
| Operating expenses related to non-portfolio purchasing and recovery business[1] | (42,232) | (42,503) | (42,373) | (41,489) | (42,386) | (54,001) | (45,054) | (42,653) |
| CFPB settlement fees[2] | --- | --- | --- | --- | --- | (15,009) | --- | --- |
| Stock-based compensation expense | (3,581) | (4,005) | (3,145) | (4,527) | (4,778) | (3,884) | (3,371) | (3,405) |
| Gain on fair value adjustments to contingent considerations[3] | 2,199 | 101 | --- | --- | --- | --- | --- | --- |
| Goodwill impairment[4] | --- | (10,718) | --- | --- | --- | --- | --- | --- |
| Acquisition, integration and restructuring related expenses[5] | (1,318) | (3,819) | (704) | (187) | 32 | 23 | (22) | --- |
| **Adjusted operating expenses related to portfolio purchasing and recovery business** | **$ 188,210** | **$ 186,647** | **$ 188,362** | **$ 195,676** | **$ 159,209** | **$ 188,350** | **$ 209,950** | **$ 202,465** |

1) Operating expenses related to non-portfolio purchasing and recovery business include operating expenses from other operating segments that primarily engage in fee-based business, as well as corporate overhead not related to our portfolio purchasing and recovery business.
2) Amount represents a charge resulting from the Stipulated Judgment with the CFPB. We have adjusted for this amount because we believe it is not indicative of ongoing operations; therefore, adjusting for it enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
4) The sale of Baycorp resulted in a goodwill impairment charge of $10.7 million that is included in operating expenses during the year ended December 31, 2019. We believe the goodwill impairment charge is not indicative of ongoing operations, therefore, adjusting for the expense enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) Amount represents acquisition, integration and restructuring related operating expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

encore CAPITAL GROUP

28

BEGINNING IN Q1 2020, COST-TO-COLLECT INCLUDES 100% OF COURT COSTS, BRINGING ENCORE INTO ALIGNMENT WITH THE INDUSTRY 29 Overall Cost-to-Collect1 36.6% 31.3% 37.4% 34.9% 37.8% 39.1% 37.1% 33.4% 2 0 1 9 2 0 2 0 2 0 1 9 2 0 2 0 2 0 1 9 2 0 2 0 2 0 2 0 2 0 2 1 Q2 Q3 Q4 Q1 1) Cost-to-Collect = Adjusted operating expenses / collections. See appendix for reconciliation of Adjusted operating expenses to GAAP. Location Q1 2020 CTC Q1 2021 CTC United States 39.5% 34.5% Europe 29.9% 29.4% Other 52.6% 52.1% Encore total 37.1% 33.4%

IMPACT OF FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES Three Months Ended 03/31/21 As Reported Constant Currency Revenues $417 $408 Operating expenses $249 $243 GAAP Net income1 $95 $92 GAAP EPS1 $2.97 $2.90 Collections $606 $595 ERC2 $8,309 $7,898 Debt2 $3,152 $2,963 30 Note: Constant Currency figures are calculated by employing Q1 2020 foreign currency exchange rates to recalculate Q1 2021 results. All constant currency values are calculated based on the average exchange rates during the respective periods, except for ERC and debt, which are calculated using the changes in the period-ending exchange rates. Management refers to operating results on a constant currency basis so that the operating results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's operating performance. Constant currency financial results are calculated by translating current period financial results in local currency y conversion rate. Certain foreign subsid our calculation include the translation effect from their foreign operating results. 1. Attributable to Encore. 2. At March 31, 2021. (Unaudited, in $ millions, except per share amounts)